                                                                    EXHIBIT 99.6

              UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL
                        STATEMENTS OF AMERICAN CELLULAR

     The Unaudited Pro Forma Consolidated Condensed Balance Sheet as of March 31, 2003 and the Unaudited Pro Forma Consolidated Statements of Operations for the three months ended March 31, 2003 and the year ended December 31, 2002 have been prepared to give effect to the out-of-court Restructuring. We believe the pro forma impact on continuing operations of an in-court Restructuring will be substantially the same. The out-of-court Restructuring includes:

     - the New Senior Note Offering;

     - the Exchanges;

     - the Merger;

     - the Repayment; and

     - the funding of the Cash Consideration.

     The Unaudited Pro Forma Consolidated Condensed Balance Sheet as of March 31, 2003 was prepared as if the out-of-court Restructuring had been consummated as of March 31, 2003. The Unaudited Pro Forma Consolidated Statements of Operations for the three months ended March 31, 2003 and the year ended December 31, 2002 were prepared as if the out-of-court Restructuring had been consummated on January 1, 2002.

     The pro forma adjustments are based on available information and upon certain assumptions we believe are reasonable under the circumstances. The pro forma adjustments giving effect to the out-of-court Restructuring assume 100% of the existing notes are exchanged. The unaudited pro forma consolidated condensed financial statements are based upon and should be read in conjunction with "Selected Consolidated Financial and Other Data of American Cellular" contained elsewhere in this Offering Memorandum and Disclosure Statement and with our Management's Discussion and Analysis of Financial Condition and Results of Operations and our consolidated financial statements and related notes thereto contained in Annex A of this Offering Memorandum and Disclosure Statement.

     The pro forma adjustments relate solely to the contemplated transactions. During 2002, we recognized an impairment of goodwill of approximately $800.9 million. Such cost is not directly associated with the transactions contemplated by the Restructuring. Had the contemplated Restructuring occurred as of January 1, 2002, such goodwill impairment amount may have been different.

     The pro forma consolidated condensed financial statements of operations do not include the effects of the charge for the deferred financing costs or gain on debt extinguishment from the contemplated Restructuring, as these do not impact post-Restructuring financial condition or results.

THESE UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS ARE PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED TO BE INDICATIVE OF THE FINANCIAL CONDITION OR RESULTS OF OPERATIONS OF AMERICAN CELLULAR CORPORATION HAD THE OUT-OF-COURT RESTRUCTURING DESCRIBED HEREIN BEEN CONSUMMATED ON THE RESPECTIVE DATES INDICATED AND ARE NOT INTENDED TO BE PREDICTIVE OF THE FINANCIAL CONDITION OR RESULTS OF OPERATIONS OF AMERICAN CELLULAR CORPORATION AT ANY FUTURE DATE OR FOR ANY FUTURE PERIOD.

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

                 AMERICAN CELLULAR CORPORATION AND SUBSIDIARIES

            UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                              AS OF MARCH 31, 2003

                                                  AMERICAN CELLULAR      PRO FORMA
                                                     CORPORATION        ADJUSTMENTS       TOTALS
                                                  -----------------     -----------     ----------
                                                                  ($ IN THOUSANDS)
                     ASSETS
Current Assets, net of restricted investments...     $   56,247         $   (13,300)(1) $   42,947
Restricted investments..........................         38,518             (34,380)(2)      4,138
Property, plant and equipment...................        184,771                  --        184,771
Goodwill........................................        285,107             375,703(3)     660,810
Cellular license acquisition cost...............        569,169                  --        569,169
Deferred financing costs........................         39,435             (24,135)(4)     15,300
Other Intangibles...............................         18,129                  --         18,129
Other assets....................................          1,438                  --          1,438
                                                     ----------         -----------     ----------
     Total Assets...............................     $1,192,814         $   303,888     $1,496,702
                                                     ==========         ===========     ==========


 LIABILITIES AND STOCKHOLDERS' (DEFICIT) EQUITY
Current liabilities.............................     $   73,885         $   (39,091)(5) $   34,794
Current portion of long-term debt...............      1,573,956          (1,573,956)(6)         --
Long-term debt, net of current portion..........             --             900,000(7)     900,000
Deferred credits................................         41,908             120,000(8)     161,908
Preferred stock.................................         35,000             (35,000)(9)         --
Stockholders' (deficit) equity..................       (531,935)            931,935(10)    400,000
                                                     ----------         -----------     ----------
     Total liabilities and stockholders'
       (deficit) equity.........................     $1,192,814         $   303,888     $1,496,702
                                                     ==========         ===========     ==========

 See accompanying Notes to Unaudited Pro Forma Consolidated Condensed Financial
                                   Statements

                 AMERICAN CELLULAR CORPORATION AND SUBSIDIARIES

       UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                       THREE MONTHS ENDED MARCH 31, 2003

                                                              AMERICAN
                                                              CELLULAR      PRO FORMA
                                                             CORPORATION   ADJUSTMENTS    TOTALS
                                                             -----------   -----------   --------
                                                                       ($ IN THOUSANDS,
                                                               EXCEPT SHARE AND PER SHARE DATA)
OPERATING REVENUE:
  Service revenue..........................................   $ 75,176       $    --     $ 75,176
  Roaming revenue..........................................     27,680            --       27,680
  Equipment sales and other................................      3,634            --        3,634
                                                              --------       -------     --------
     Total operating revenue...............................    106,490            --      106,490
                                                              --------       -------     --------
OPERATING EXPENSES:
  Cost of service (exclusive of items shown separately
     below)................................................     23,569            --       23,569
  Cost of equipment........................................      8,909            --        8,909
  Marketing and selling....................................     12,391            --       12,391
  General and administrative...............................     17,694            --       17,694
  Depreciation and amortization............................     17,004                     17,004
                                                              --------       -------     --------
     Total operating expenses..............................     79,567            --       79,567
                                                              --------       -------     --------
OPERATING INCOME...........................................     26,923            --       26,923
                                                              --------       -------     --------
  Interest expense.........................................    (31,254)       11,651(1)   (19,603)
  Other income.............................................        321            --          321
                                                              --------       -------     --------
(LOSS) INCOME BEFORE INCOME TAXES..........................     (4,010)       11,651        7,641
INCOME TAX BENEFIT (PROVISION).............................      1,604        (4,660)(2)   (3,056)
                                                              --------       -------     --------
(LOSS) INCOME FROM CONTINUING OPERATIONS...................     (2,406)        6,991        4,585
                                                              --------       -------     --------
DIVIDENDS ON PREFERRED STOCK...............................     (1,254)        1,254(3)        --
                                                              --------       -------     --------
(LOSS) INCOME FROM CONTINUING OPERATIONS APPLICABLE TO
  COMMON STOCKHOLDERS......................................   $ (3,660)      $ 8,245     $  4,585
                                                              ========       =======     ========
WEIGHTED AVERAGE SHARES OUTSTANDING........................        100           250(4)       350
                                                              ========       =======     ========
(LOSS) INCOME FROM CONTINUING OPERATIONS APPLICABLE TO
  COMMON STOCKHOLDERS PER SHARE............................   $(36,601)                  $ 13,099
                                                              ========                   ========

 See accompanying Notes to Unaudited Pro Forma Consolidated Condensed Financial
                                   Statements

                 AMERICAN CELLULAR CORPORATION AND SUBSIDIARIES

       UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2002

                                                           AMERICAN
                                                           CELLULAR      PRO FORMA
                                                          CORPORATION   ADJUSTMENTS     TOTALS
                                                          -----------   -----------   -----------
                                                                     ($ IN THOUSANDS,
                                                             EXCEPT SHARE AND PER SHARE DATA)
OPERATING REVENUE:
  Service revenue.......................................  $   302,144    $     --     $   302,144
  Roaming revenue.......................................      135,148          --         135,148
  Equipment sales.......................................       15,538          --          15,538
                                                          -----------    --------     -----------
     Total operating revenue............................      452,830          --         452,830
                                                          -----------    --------     -----------
OPERATING EXPENSES:
  Cost of service (exclusive of items shown separately
     below).............................................      110,412          --         110,412
  Cost of equipment.....................................       34,206          --          34,206
  Marketing and selling.................................       57,623          --          57,623
  General and administrative............................       70,291          --          70,291
  Depreciation and amortization.........................       66,746          --          66,746
                                                          -----------    --------     -----------
     Total operating expenses...........................      339,278          --         339,278
                                                          -----------    --------     -----------
OPERATING INCOME........................................      113,552          --         113,552
                                                          -----------    --------     -----------
  Interest expense......................................     (142,004)     63,591(1)      (78,413)
  Impairment of goodwill................................     (800,894)         --        (800,894)
  Other income..........................................        1,388          --           1,388
                                                          -----------    --------     -----------
LOSS BEFORE INCOME TAXES................................     (827,958)     63,591        (764,367)
INCOME TAX BENEFIT (PROVISION)..........................       14,383     (25,436)(2)     (11,053)
                                                          -----------    --------     -----------
LOSS FROM CONTINUING OPERATIONS.........................     (813,575)     38,155        (775,420)
                                                          -----------    --------     -----------
DIVIDENDS ON PREFERRED STOCK............................       (4,661)      4,661(3)           --
LOSS FROM CONTINUING OPERATIONS APPLICABLE TO COMMON
  STOCKHOLDERS..........................................  $  (818,236)   $ 42,816     $  (775,420)
                                                          ===========    ========     ===========
WEIGHTED AVERAGE SHARES OUTSTANDING.....................          100         250(4)          350
                                                          ===========    ========     ===========
LOSS FROM CONTINUING OPERATIONS APPLICABLE TO COMMON
  STOCKHOLDERS PER SHARE................................  $(8,182,360)                $(2,215,486)
                                                          ===========                 ===========

 See accompanying Notes to Unaudited Pro Forma Consolidated Condensed Financial
                                   Statements

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